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                       Investing

                       for the

                       21st
EATON VANCE
==============         Century
Mutual Funds

[Photo of Statue of Liberty]

Annual Report October 31, 1997

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THE EXCHANGE FUND OF BOSTON

Eaton Vance Global Management - Global Distribution

[Photo of IRS Form]

The Exchange Fund of Boston as of October 31, 1997

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[Photo of James B. Hawkes]

During the year ended October 31, 1997, The Exchange Fund of Boston, Inc. had a total return of 31.8%. This return resulted from an increase in net asset value to $401.97 per share on October 31, 1997 from $307.17 per share on October 31, 1996 and the reinvestment of $2.55 per share in income dividends. The Fund's performance compared favorably to the average total return for mutual funds in the Lipper Growth Funds Category, which was 27.3% during the period.*

In 1997, record highs in the stock market have been accompanied by an increase in volatility...

Over the past year, the sustained growth of the U.S. economy and low inflation have produced a near-perfect investment environment in which prices of large capitalization stocks have soared to record levels. An increase in volatility has accompanied higher stock valuations, however. Within a six-week period in March and April, the S&P 500 Index* declined almost 10% and then fully recovered to reach new record highs. In August, the S&P 500 declined almost 7% but again recovered this loss by the end of September. In late October, news of turmoil in several Asian economies precipitated a sharp decline of over 10% in less than a week, but the market again recovered this loss.

 ...Further emphasizing the importance of tax-efficient investing...

An increase in stock market volatility can lead to higher turnover - and, subsequently, higher taxable distributions to shareholders in actively-managed mutual funds that do not focus specifically on tax efficiency. The goal of this Fund is to provide higher after-tax returns, and its management employs a style that is consistent with this objective.

While volatility in the stock market can be disconcerting, Eaton Vance recognizes that it is a normal and even healthy part of the investment process, and that it is always important to take a long-term view. In the pages that follow, Portfolio Manager Duncan W.
Richardson discusses the past 12 months and offers his outlook for the year ahead.

                             Sincerely,

                         /s/ James B. Hawkes

                             James B. Hawkes,
                             President
                             December 8, 1997

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Performance(1)
--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
One Year                                                       31.8%
Five Years                                                     17.0
Ten Years                                                      14.2
Life of Fund (9/5/63)                                          10.6

Adjusted Average Annual Total Returns
--------------------------------------------------------------------------------
One Year                                                       31.8%
Five Years                                                     17.2
Ten Years                                                      14.3
Life of Fund (9/5/63)                                          11.1

Ten Largest Equity Holdings(2)
--------------------------------------------------------------------------------
By total net assets

Home Depot                                                      1.9%
Pfizer, Inc.                                                    1.8
Johnson & Johnson                                               1.8
Reuters Holdings                                                1.8
Automatic Data Processing                                       1.7
Intel Corp.                                                     1.7
Merck & Co.                                                     1.6
Federal National Mortgage Association                           1.5
American International Group                                    1.5
Pepsico, Inc.                                                   1.5

(1) Standardized SEC performance data. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. Adjusted returns reflect the Fund's election to retain its long-term capital gain during the period and to pay the federal tax thereon on behalf of shareholders. SEC standardized total return figures treat such payments as a distribution to shareholders (who receive a tax credit in the amount of the allocable share of the taxes paid by the Fund).

(2) Ten largest holdings are as of 10/31/97 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 16.8% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

  * It is not possible to invest directly in a Lipper Category or an Index. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
           Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

The Exchange Fund of Boston as of October 31, 1997

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MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

An interview with Duncan W. Richardson, Vice
President and Portfolio Manager of the Tax-Managed Growth Portfolio

[Photo of Duncan W. Richardson]

Duncan W. Richardson
Portfolio Manager

Five Largest Sectors+
--------------------------------------------------------------------------------
As a percentage of total net assets

Health Care                                                   16.6%
Financial                                                     15.7%
Business Products & Services                                  14.8%
Technology                                                    13.5%
Consumer Non-Durables                                          8.8%

+ Sector allocation is subject to change due to active management.

Q: Duncan, how would you describe the stock market's performance during the past 12 months?

A: The most remarkable thing about this past year was the continuation of superior absolute returns after two stunningly good years in 1995 and 1996. This third consecutive year of high returns has taken us into a higher risk equity environment. Valuation levels are at historical extremes and are supported somewhat by lower interest rates and lower inflation. While we do not try to forecast interest rates, it seems that many factors are in place for the declining trend to continue. Our primary focus is the earnings levels and growth rates of companies in the Portfolio.

     Generally speaking, corporate earnings have not kept pace with the S&P 500 Index's 27% average annual increases over the past three years. This mismatch between price and earnings levels has translated into an increase in volatility this year. We have recently set records for volatility, both within sectors and in individual securities. Investors are having exaggerated reactions to bad news of any kind - especially if it pertains to earnings or growth projections. In the Fund, we use periods of short-term volatility as entry points or accumulation points for investments that we want to hold for a long period of time.

Q: This has been a very good year for the Fund, having outperformed the Lipper Growth Fund average. To what do you attribute this strong performance?

A: The Fund's performance is essentially the result of strong earnings growth among the companies in the Portfolio. The Fund is broadly diversified across many different sectors. We do not over-concentrate in any one stock or any one sector, but some of our larger sectors, such as finance, health care, and technology, have performed well.

Q: Index funds, which are passively managed, have attracted much attention over the past few years. What influence do these funds have in the market, and how does this Fund differ from them?

A: A tremendous amount of money has been "indexed" over the last several years, resulting in a larger portion of market activity being "automatic." A passive fund "automatically" buys and sells securities without regard to fundamentals or prices. I believe the recent inflow into index funds has exerted a near-term positive buying force under the largest capitalization companies. Some of these companies have reached valuations that appear vulnerable, and I worry that some could have severe corrections should there be any disappointment in reported earnings or a general correction in the overall market. Our investment style, in contrast, is to individually assess companies on their reward-to-risk characteristics, using fundamental analysis, realistic earnings projections, and a valuation overlay. This allows us to not overpay for growth and to take advantage of the short-term price fluctuations for the benefit of our long-term investors.

     We like to think that an aircraft analogy captures the difference between indexing and actively-managed funds. When there are clear skies (a favorable investment climate) and no turbulence (market volatility), an aircraft's auto pilot (indexing) works fine. However, when there is the threat of a deteriorating forecast and turbulence, it is nice to have someone in the cockpit at the controls (active management).

Q: How significantly do you think the economic situation in Asia will affect companies in this Fund?

A: The problems in the stock markets and economies of Asian countries will affect many U.S. companies, including several in this Fund, but the effects will vary. Any company that has business ties to an Asian country - whether exporting products there, owning manufacturing facilities, or holding investments in a foreign stock market - will be affected. Also, companies whose primary competitors are in Asia will be affected by the currency changes. Our job is to look at each company individually, assess the impact, and then make adjustments accordingly.

     So far, the Fund has been well-positioned to handle the events. Our exposure to Asia is mostly in our multi-national investments, and we are assessing their abilities to respond to the crisis. After the initial declines in the currencies and stock markets of several Asian countries, many investors flocked to U.S. firms that had less exposure to Asia - such as broadcasting, publishing, and retail firms - which boosted their performance. We had already invested in these industries because we found their fundamentals attractive, so the Fund has benefited from this recent flight to domestic stocks.

Q: Home Depot, the Fund's top holding, has shown strong appreciation during the past year. What accounts for this stock's performance?

A: We are very pleased with Home Depot. As an earnings-driven company with great fundamentals, it is a good example of the kind of stock we like to have as a core holding. We bought it last year in the low $30s (split-adjusted), along with some other retail stocks which were out of favor at that time. This was a great opportunity because the company had continued its solid earnings growth. When the price/earnings ratio dropped to its lowest level in almost a decade, we began to accumulate shares. This year, after doubling in price over a 12-month period, it has become the Fund's top holding. While the stock has recently benefited from the interest in domestic names, but we think it can continue to appreciate in line with its mid-teens earnings growth rate.

Q:   How diversified is this Portfolio?

A: It is highly diversified. There are currently over 350 different stocks, with the top 20 positions representing less than 30% of the Portfolio's assets. The top 10 holdings are typically 1.5%-2% positions and the next 10 are 1%-1.5% positions. To achieve above-average returns in the equity markets, it is necessary to accept some market-related risk, but not excess company-specific risk. The Fund's broad diversity allows us to hold stocks for long periods, which lowers turnover and any capital gains realization. This low turnover style is a very tax-efficient way to invest.

Q:   Can you elaborate on any other elements of your management style?

A: Sure. A selling discipline is very important in the achievement of high pre-tax and after-tax returns. We generally sell securities that have declined more than 10% from our cost, which accomplishes several things. First, it preserves capital. Second, taking a limited loss allows us an offset to gains taken elsewhere, thereby limiting or eliminating any yearly capital gains distribution. Finally, it helps avoid big mistakes by giving us time to revisit our analysis of a company. We all do not like to admit mistakes, but it is important not to let emotions conflict with investment judgment. We want to own stocks for a minimum of five-years, so we can easily sit out of an investment for 30 days. Our selling discipline helps keep the Fund in the right investments at the right prices and adds to the tax-efficiency of our results.

Q:   Why has tax-managed investing become so popular recently?

A: There are several reasons for the current emphasis on tax-efficient investing. First, the excess equity returns during the past few years, combined with an increase in momentum-driven, high-turnover portfolio management, has produced enormous taxable distributions in the form of long-term gains, short-term gains, and dividends in many mutual funds. After three years in a row, investors are noticing the huge tax bills on their mutual fund returns. Combined with this year's reduction in the long-term capital gains tax - which increases the spread between long-term gains and short-term/dividend income - the result is a heightened sensitivity to the effect of taxes on investment returns. In addition, mutual fund rating organizations, such as Lipper and Morningstar, have realized that the tax efficiency of funds is very important to people who pay taxes on their investments. The difference between a fund that is tax-efficient and one that is not can be, on average, as much as 2% per year. This may not sound like much, but, compounded over a long period of time, the difference between giving 2% away in taxes every year versus allowing those returns to compound tax-free can be substantial.

Q:   What experience does Eaton Vance have in tax-managed investing?

A: Eaton Vance has incorporated the principles of tax-managed investing for private clients since its founding in 1924. In the mutual fund area, we have been managing funds for after-tax returns for over 30 years. While there are several other tax-managed funds in existence, many are newcomers to this approach. The principles of tax-efficient investing guide our general investing objectives for building wealth over a long period of time: 1) having exposure to the equity market; 2) holding on to stocks whose earnings can continue to grow; and 3) taking losses early to preserve capital.

Q:   Finally, what is your outlook for the year ahead?

A: We expect somewhat lower equity returns next year and continuing volatility in the stock market. With the tremendous returns we have seen for the past three years, we anticipate some reversion to the historic average return of 10% per year. In the long run, stock prices will reflect the earnings power of individual companies, and earnings are our main focus. In the short run, emotions, fund flows, and external events can set prices all over the map. This Fund has relatively low volatility, due, in part, to our "growth at a reasonable price" investment style and, in part, to our generally lower exposure to cyclical industries. We hope the Fund's volatility will remain low as we try to take advantage of the market's volatility through our research capabilities. As always, our goal is to make the best risk/reward investment decisions in any market environment that we encounter.

The Exchange Fund of Boston as of October 31, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of October 31, 1997

Assets
------------------------------------------------------------------------------
Investment in Tax-Managed Growth Portfolio (Portfolio),
  at value (Note 1A) (identified cost, $14,794,175)          $106,613,374
------------------------------------------------------------------------------
Total assets                                                 $106,613,374
------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees (Note 5)             $        281
Accrued expenses                                                    7,770
------------------------------------------------------------------------------
Total liabilities                                            $      8,051
------------------------------------------------------------------------------
Net Assets for 265,207 shares of beneficial interest
  outstanding                                                $106,605,323
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Accumulated undistributed net realized gain on investment
  transactions from Portfolio (computed on the basis of
  identified cost), less the excess cost of Fund shares
  redeemed over proceeds from sales of Fund shares
  (including shares issued to shareholders electing to
  receive payment of distributions in Fund shares)           $  23,210,976
Accumulated undistributed net investment income                    245,911
Federal tax on undistributed net realized long-term
  capital gain, paid on behalf of shareholders (Note 1C)        (8,670,763)
Net unrealized appreciation of investments from Portfolio
  (computed on the basis of identified cost)                    91,819,199
------------------------------------------------------------------------------
Total                                                        $ 106,605,323
------------------------------------------------------------------------------

Net Asset Value and
Redemption Price Per Share
------------------------------------------------------------------------------
($106,605,323 / 265,207 shares of
  capital stock outstanding)                                 $      401.97
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Statement of Operations

For the Year Ended
October 31, 1997

Investment Income (Note 1B)
------------------------------------------------------------------------------
Dividend income allocated from Portfolio (net of foreign
  taxes, $13,107)                                            $   1,232,312
Interest income allocated from Portfolio                           195,991
Expenses allocated from Portfolio                                 (572,516)
------------------------------------------------------------------------------
Net investment income from Portfolio                         $     855,787
------------------------------------------------------------------------------
Expenses
------------------------------------------------------------------------------
Compensation of Trustees not members of the
  Administrator's organization (Note 5)                      $       1,841
Legal and accounting services                                       39,992
Printing and postage                                                24,180
Transfer and dividend disbursing agent fees                         15,767
Custodian fee                                                       10,194
Miscellaneous                                                        3,481
------------------------------------------------------------------------------
Total expenses                                               $      95,455
------------------------------------------------------------------------------
Net investment income                                       $      760,332
------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)            $   4,532,338
  Securities sold short                                             65,422
------------------------------------------------------------------------------
Net realized gain                                            $   4,597,760
------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investment transactions                                    $  21,212,215
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         $  21,212,215
------------------------------------------------------------------------------
Net realized and unrealized gain                             $  25,809,975
------------------------------------------------------------------------------
Net increase in net assets resulting from operations         $  26,570,307
------------------------------------------------------------------------------

                       See notes to financial statements

The Exchange Fund of Boston as of October 31, 1997

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FINANCIAL STATEMENTS CONT'D
------------------------------------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                                        Year Ended               Period Ended                Year Ended
in Net Assets                                              October 31, 1997         October 31, 1996*           June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                       $     760,332            $     210,843            $     823,294
  Net realized gain                                               4,597,760                  897,421                3,336,591
  Net change in unrealized appreciation                          21,212,215                4,348,990               11,874,036
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $  26,570,307            $   5,457,254            $  16,033,921
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income                                  $    (693,570)           $    (213,738)           $    (821,969)
  From net realized gain                                               --                       --                    (10,439)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $    (693,570)           $    (213,738)           $    (832,408)
------------------------------------------------------------------------------------------------------------------------------------
Provision for federal tax on undistributed net realized
  long- term gain (Note 1C)                                   $        --              $        --              $    (562,400)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of capital stock (Note 3) --
  Net asset value of shares issued to shareholders in
    payment of distributions declared                         $     121,457            $      38,636            $     172,082
  Cost of shares redeemed                                     $  (5,664,244)           $  (1,507,886)           $  (2,153,198)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions       $  (5,542,787)           $  (1,469,250)           $  (1,981,116)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                    $  20,333,950            $   3,774,266            $  12,657,997
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                        $  86,271,373            $  82,497,107            $  69,839,110
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                              $ 106,605,323            $  86,271,373            $  82,497,107
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                              $     245,911            $     179,149            $     182,044
------------------------------------------------------------------------------------------------------------------------------------

* For the four month period ended October 31, 1996 (Note 6).

                       See notes to financial statements

The Exchange Fund of Boston as of October 31, 1997

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-----------------------------------------------------------------------------------------------------------------------------------

Financial Highlights
                                               Year Ended  Period Ended                      Year Ended June 30,
                                               October 31,   October 31,     ------------------------------------------------------
                                                     1997          1996*        1996          1995          1994         1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period           $307.170      $288.730      $238.230      $191.790      $196.100      $187.690
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                            $  2.839      $  0.751      $  2.871      $  3.049      $  2.805      $  2.652
Net realized and unrealized gain
  (loss) on investments                            94.511        18.439        52.483        46.481        (4.365)        8.408
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations              $ 97.350      $ 19.190      $ 55.354      $ 49.530      $ (1.560)     $ 11.060
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                       $ (2.550)     $ (0.750)     $ (2.850)     $ (3.090)     $ (2.750)     $ (2.650)
From net realized gain on investments                --            --          (0.036)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                              $ (2.550)     $ (0.750)     $ (2.886)     $ (3.090)     $ (2.750)     $ (2.650)
-----------------------------------------------------------------------------------------------------------------------------------
Provision for federal tax on undistributed net
  realized long-term gain (Note 1C)              $   --        $   --        $ (1.968)     $   --        $   --        $   --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- End of period                 $401.970      $307.170      $288.730      $238.230      $191.790      $196.100
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(1)                                     31.80%         6.66%        23.32%        26.01%        (0.86%)        5.87%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)          $106,605      $ 86,271      $ 82,497      $ 69,839      $ 60,710      $ 64,996
Ratio of net expenses to average daily
  net assets(2)                                      0.67%         0.72%+        0.78%         0.80%         0.79%         0.80%
Ratio of net investment income to average
  daily net assets                                   0.77%         0.76%+        1.07%         1.41%         1.38%         1.34%
Portfolio Turnover(3)                                --            --               3%            2%            8%            3%
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid(4)                      --            --        $ 0.0600          --            --            --
-----------------------------------------------------------------------------------------------------------------------------------

  +  Annualized.
  *  For the four month period ended October 31, 1996 (Note 6).
(1)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2)  Includes the Fund's share of Tax-Managed Growth Portfolio's allocated expenses for the period the Fund was investing directly in the Portfolio.
(3)  Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4)  For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. The average commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

The Exchange Fund of Boston as of October 31, 1997

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  The Exchange Fund of Boston, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund invests all of its investable assets in interests in the Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (3.7% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1997, the Fund, for federal income purposes, had a capital loss carryover of $1,134,235 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2005 ($905,880) and October 31, 2004 ($228,355). The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

  D Other -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintain with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The Fund's policy is to distribute all or substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses). Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains.

3 Capital Stock
--------------------------------------------------------------------------------
  At October 31, 1997, there were 3,297,273 shares of $1.00 par value capital stock authorized. Transactions in Fund shares were as follows:

                                Year Ended      Period Ended     Year Ended
                                October 31,       October 31,       June 30,
                                      1997              1996*          1996
  ----------------------------------------------------------------------------
  Issued to shareholders
    electing to receive
    payment of distributions
    in Fund shares                     344               131            633
  Redemptions                      (15,999)           (4,989)        (8,075)
  ----------------------------------------------------------------------------
  Net decrease                     (15,655)           (4,858)        (7,442)
  ----------------------------------------------------------------------------
  * For the four-month period ended October 31, 1996 (Note 6).

4 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio aggregated $9,670 and $6,360,972, respectively, for the year ended October 31, 1997. In addition, investments were distributed in payment for capital stock redeemed, resulting in realized capital gains, for book purposes, of $5,440,685.

5 Transactions with Affiliates
--------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to directors of the Fund who are not members of EVM's organization, officers and directors receive remuneration for their services to the Fund out of such investment adviser fee.

  Certain of the officers and directors of the Fund are officers and directors/trustees of the above organizations.

6 Fiscal Year
--------------------------------------------------------------------------------
  Effective July 1, 1996, the Fund changed its fiscal year end from June 30 to October 31.

7 Special Meeting of Stockholders (Unaudited)
--------------------------------------------------------------------------------
  The Fund held a special meeting of stockholders on October 9, 1997. On August 11, 1997, the record date for the meeting, the Fund had 266,906.433 shares outstanding of which 189,869.460 shares were represented at the meeting. The vote at the meeting was as follows:

  Proposal: To consider and act upon a proposal to approve an Agreement and Plan of Reorganization on behalf of the Fund pursuant to which the Fund would be reorganized from a Massachusetts corporation to a series fund of Eaton Vance Series Trust, a Massachusetts business trust (the "Successor Fund") and to approve the dissolution of the corporation.

                                                            Number of Shares
  ----------------------------------------------------------------------------
  Affirmative                                                    175,391.604
  Against                                                         10,473.389
  Abstain                                                          4,004.467

The Exchange Fund of Boston as of October 31, 1997
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
The Exchange Fund of Boston:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of The Exchange Fund of Boston as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the four-month period ended October 31, 1996 and the year ended June 30, 1996, and the financial highlights for the year ended October 31, 1997, the four- month period ended October 31, 1996 and for each of the years in the four-year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Exchange Fund of Boston as of October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                   DELOITTE & TOUCHE LLP
                                   Boston, Massachusetts
                                   December 5, 1997

Tax-Managed Growth Portfolio as of October 31, 1997

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

Common Stocks -- 96.4%
Security                                        Shares         Value
-------------------------------------------------------------------------------

Advertising -- 2.3%
-------------------------------------------------------------------------------
AC Nielson Corp.*                                 45,668      $    1,044,655
Advo Systems, Inc.*                              170,000           3,814,375
Cognizant Corp.                                  249,006           9,757,923
Harte-Hanks Communications                        72,302           2,512,495
Interpublic Group of Companies, Inc.             256,500          12,183,750
Interpublic Group of Companies, Inc.+             82,350           3,905,758
Omnicom Group, Inc.                              455,100          32,141,438
WPP Group                                        488,000           2,229,916
-------------------------------------------------------------------------------
                                                              $   67,590,310
-------------------------------------------------------------------------------

Aerospace and Defense -- 1.3%
-------------------------------------------------------------------------------
Boeing Co.                                       450,740      $   21,579,178
Raytheon Co.                                     226,544          12,290,012
United Technologies Corp.+                        66,844           4,672,061
-------------------------------------------------------------------------------
                                                              $   38,541,251
-------------------------------------------------------------------------------

Auto and Parts -- 0.9%
-------------------------------------------------------------------------------
Borg-Warner Automotive, Inc.                      80,000      $    4,360,000
Chrysler Corp.                                    32,000           1,128,000
General Motors Corp.                               2,100             134,794
Magna International, Inc. Class A ADR            275,000          18,115,625
Meritor Automotive, Inc.*                         61,133           1,364,037
-------------------------------------------------------------------------------
                                                              $   25,102,456
-------------------------------------------------------------------------------

Banks - Regional -- 3.3%
-------------------------------------------------------------------------------
Banc One Corp.                                   193,558      $   10,089,211
Bank of Granite Corp.                             18,000             580,500
BB&T Corp.                                        33,235           1,809,230
Community First Bancshares+                      148,000           7,056,400
Compass Bancshares, Inc.                          48,208           1,816,839
Corestates Financial Corp.                       160,000          11,640,000
Fifth Third Bancorp                               75,000           4,809,375
First Citizens Bancshares Class A                 35,300           3,459,400
First Union Corp.                                130,800           6,417,375
Fleet Financial Group, Inc.                       20,500           1,318,406
Golden West Financial Corp.                        7,000             607,250
Keycorp                                           17,400           1,064,663
Nationsbank Corp.                                216,963          12,990,660
Norwest Corp.                                    730,000          23,405,625
PNC Bank Corp.                                    25,000           1,187,500
Signet Banking Corp.                              16,500             887,906
Sovereign Bancorp, Inc.                          305,000           5,413,750
-------------------------------------------------------------------------------
                                                              $   94,554,090
-------------------------------------------------------------------------------

Banks and Money Services -- 2.1%
-------------------------------------------------------------------------------
BankAmerica Corp.                                 41,624      $    2,976,116
Chase Manhattan Corp.                             32,562           3,756,841
Citicorp                                         340,000          42,521,250
First Chicago NBD Corp.                           43,007           3,128,753
JP Morgan and Co., Inc.                           15,000           1,646,250
Washington Mutual, Inc.                           65,759           4,500,382
Wells Fargo & Co.                                 11,542           3,363,050
-------------------------------------------------------------------------------
                                                              $   61,892,642
-------------------------------------------------------------------------------

Beverages -- 2.6%
-------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                        238,700      $    9,533,081
Coca-Cola Co.                                    405,090          22,887,585
PepsiCo, Inc.                                  1,172,156          43,149,993
-------------------------------------------------------------------------------
                                                              $   75,570,659
-------------------------------------------------------------------------------

Broadcasting and Cable -- 0.8%
-------------------------------------------------------------------------------
American Radio Systems Corp.                     149,451      $    7,285,736
Clear Channel Communications*                     21,000           1,386,000
Comcast Corp. Class A                             62,500           1,718,750
Cox Communications, Inc. Class A*                 93,319           2,869,559
Liberty Media Group, Class A*                     52,552           1,829,467
Tele-Communications, Inc.*                       311,073           7,135,237
-------------------------------------------------------------------------------
                                                              $   22,224,749
-------------------------------------------------------------------------------

Building Materials -- 0.2%
-------------------------------------------------------------------------------
Interface, Inc.+                                  62,500      $    1,804,688
Masco Corp.                                       55,540           2,436,818
Sherwin Williams Co.                              28,420             788,655
Sherwin Williams Co.+                             16,250             450,753
Stanley Works                                     16,270             687,408
-------------------------------------------------------------------------------
                                                              $    6,168,322
-------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.5%
-------------------------------------------------------------------------------
Corrections Corporation of America*               28,000      $      854,000
Manpower, Inc.                                   110,000           4,221,250
Robert Half International, Inc.*                   1,800              73,688
Sylvan Learning Systems, Inc.+*                  196,789           8,258,650
-------------------------------------------------------------------------------
                                                              $   13,407,588
-------------------------------------------------------------------------------

Chemicals -- 1.5%
-------------------------------------------------------------------------------
Bayer AG ADR                                      40,000      $    1,406,032
Dow Chemical Co.                                  28,360           2,573,670
E.I. Du Pont de Nemours & Co., Inc.              213,300          12,131,438
Eastman Chemical Co.                                 161               9,600
Monsanto Corp.                                   506,680          21,660,570
Solutia, Inc.*                                   200,336           4,432,434
-------------------------------------------------------------------------------
                                                              $   42,213,744
-------------------------------------------------------------------------------

Communications Equipment -- 1.7%
-------------------------------------------------------------------------------
Dialogic Corp.*                                   80,000      $    3,300,000
L.M. Ericsson Telephone Co. ADR                   86,000           3,805,500
Nokia Corp., Class A ADR                         280,000          24,710,000
Northern Telecom Ltd. ADR                         55,870           5,010,841
Pairgain Technologies, Inc.+*                    210,000           5,923,601
Salient 3 Communications, Inc., Class A           78,125             908,203
Tellabs, Inc.*                                   110,193           5,950,422
-------------------------------------------------------------------------------
                                                              $   49,608,567
-------------------------------------------------------------------------------

Communications Services -- 1.7%
-------------------------------------------------------------------------------
Ameritech Corp.                                    1,500      $       97,500
AT&T Corp.                                        28,000           1,370,250
BellSouth Corp.                                    4,000             189,250
Citizens Utilities Co., Class B*                  43,545             432,725
Nextel Communications, Inc.*                      75,830           1,990,538
SBC Communications, Inc.                           1,000              63,625
Telecom Corp. of New Zealand ADR                   8,000             311,500
Telephone & Data Systems, Inc.                    86,756           3,687,130
Worldcom, Inc.*                                1,175,000          39,509,375
-------------------------------------------------------------------------------
                                                              $   47,651,893
-------------------------------------------------------------------------------

Computer Software -- 3.4%
-------------------------------------------------------------------------------
BMC Software, Inc.                                 4,000      $      241,500
Cadence Design Systems, Inc.*                     28,000           1,491,000
Computer Associates International, Inc.          195,000          14,539,688
CSG Systems International, Inc.*                   7,958             311,854
HNC Software, Inc.                                50,000           1,850,000
HNC Software, Inc.+                              129,814           4,767,095
Intuit, Inc.*                                    266,667           8,700,011
Lexmark International Group, Inc.*               100,000           3,056,250
Microsoft Corp.*                                  63,850           8,300,500
Oracle Corp.*                                    815,000          29,161,678
PeopleSoft, Inc.*                                 50,000           3,143,750
PeopleSoft, Inc.+*                                60,000           3,766,841
Sapient Corp.+*                                  161,938           8,590,862
Saville Systems PLC ADR+*                         80,000           4,762,075
Saville Systems PLC ADR*                          80,000           4,780,000
Security Dynamics Technology, Inc.*               40,000           1,355,000
-------------------------------------------------------------------------------
                                                              $   98,818,104
-------------------------------------------------------------------------------

Computers and Business Equipment -- 3.6%
-------------------------------------------------------------------------------
Cabletron Systems, Inc.*                          28,572      $      828,588
Cisco Systems, Inc.*                             218,620          17,933,661
Cisco Systems, Inc.+*                             77,375           6,337,647
Digital Equipment Corp.*                          29,355           1,469,585
Hewlett-Packard Co.                              448,238          27,650,682
International Business Machines Corp.            115,626          11,338,575
Xerox Corp.                                      485,000          38,466,563
-------------------------------------------------------------------------------
                                                              $  104,025,301
-------------------------------------------------------------------------------

Conglomerates -- 0.8%
-------------------------------------------------------------------------------
General Electric Co.                             365,199      $   23,578,160
-------------------------------------------------------------------------------
                                                              $   23,578,160
-------------------------------------------------------------------------------

Consumer Services -- 0.0%
-------------------------------------------------------------------------------
CUC International, Inc.*                          42,000      $    1,239,000
-------------------------------------------------------------------------------
                                                              $    1,239,000
-------------------------------------------------------------------------------

Containers and Packaging -- 0.8%
-------------------------------------------------------------------------------
Sealed Air Corp.*                                425,000      $   21,914,063
-------------------------------------------------------------------------------
                                                              $   21,914,063
-------------------------------------------------------------------------------

Distribution -- 1.1%
-------------------------------------------------------------------------------
Airgas, Inc.*                                     61,000      $      949,313
Cardinal Health, Inc.                             96,500           7,165,125
JP Food Service, Inc.*                           146,973           4,693,950
Supervalu, Inc.                                   51,506           1,886,407
Sysco Corp.                                      367,760          14,710,400
Wilmar Industries, Inc.*                          50,000           1,312,500
-------------------------------------------------------------------------------
                                                              $   30,717,695
-------------------------------------------------------------------------------

Drugs -- 9.1%
-------------------------------------------------------------------------------
Amgen, Inc.                                      201,532      $    9,925,451
Astra AB Class A                               1,074,400          17,370,143
Astra AB Class B ADR                             160,000           2,500,000
Bristol-Myers Squibb Co.                         340,720          29,898,180
Covance, Inc.*                                    31,250             552,734
Elan Corp., PLC ADR                              381,676          19,036,091
Eli Lilly & Co.                                   94,440           6,315,675
Genentech, Inc.*                                  80,000           4,645,000
Genzyme Corp.*                                    12,150             104,794
Genzyme Corp. Class A*                           650,000          17,793,750
Merck & Co., Inc.                                526,315          46,973,614
Pfizer, Inc.                                     742,040          52,499,330
Quintiles Transnational Corp.*                    37,210           2,697,725
Quintiles Transnational Corp.+*                   50,000           3,619,563
Schering-Plough Corp.                            276,240          15,486,705
Smithkline Beecham PLC ADR                        98,040           4,669,155
Vertex Pharmaceuticals, Inc.*                     85,000           2,507,500
Warner-Lambert Co.                               104,644          14,983,713
Watson Pharmaceuticals, Inc.*                    348,550          11,066,463
-------------------------------------------------------------------------------
                                                              $  262,645,586
-------------------------------------------------------------------------------

Electrical Equipment -- 1.1%
-------------------------------------------------------------------------------
American Power Conversion Corp.+*                200,000      $    5,441,825
AMP, Inc.                                        112,340           5,055,300
Emerson Electric Co.                             150,948           7,915,336
General Signal Corp.                              68,600           2,752,575
Molex, Inc. Class A                               28,000             981,750
Rockwell International Corp.                      93,400           4,576,600
Rockwell International Corp.+                     90,000           4,403,385
Thomas & Betts Corp.+                             22,963           1,140,696
-------------------------------------------------------------------------------
                                                              $   32,267,467
-------------------------------------------------------------------------------

Electronics - Instruments -- 1.0%
-------------------------------------------------------------------------------
Analog Devices, Inc.*                             50,000      $    1,528,125
Dionex Corp.*                                    181,070           9,030,866
Thermo Electron Corp.*                           390,000          14,551,875
Waters Corp.+*                                    29,580           1,299,568
X-Rite, Inc.+                                    140,000           2,708,431
-------------------------------------------------------------------------------
                                                              $   29,118,865
-------------------------------------------------------------------------------

Electronics - Semiconductors -- 3.6%
-------------------------------------------------------------------------------
Burr-Brown Corp.+*                               400,000      $   12,081,850
Intel Corp.                                      637,798          49,110,446
Intel Corp.+                                      70,002           5,382,069
KLA-Tencor Corp.*                                 36,000           1,581,750
Linear Technology Corp.                           45,000           2,829,375
Maxim Integrated Products+*                       20,000           1,323,013
Motorola, Inc.                                    55,768           3,443,674
National Semiconductor Corp.+*                    79,368           2,852,962
Smart Modular Technologies+*                      30,000           1,486,903
Speedfam International, Inc.+*                   221,000           8,192,318
Texas Instruments, Inc.                           86,890           9,270,077
Ultratech Stepper, Inc.+*                        245,129           6,654,716
-------------------------------------------------------------------------------
                                                              $  104,209,153
-------------------------------------------------------------------------------

Engineering and Construction -- 0.1%
-------------------------------------------------------------------------------
Jacobs Engineering Group, Inc.*                   45,000      $    1,215,000
Jacobs Engineering Group, Inc.+*                  32,230             868,905
-------------------------------------------------------------------------------
                                                              $    2,083,905
-------------------------------------------------------------------------------

Entertainment -- 0.1%
-------------------------------------------------------------------------------
Regal Cinemas, Inc.*                               2,250      $       51,750
Walt Disney Co.                                   26,600           2,187,850
-------------------------------------------------------------------------------
                                                              $    2,239,600
-------------------------------------------------------------------------------

Environmental Services -- 0.3%
-------------------------------------------------------------------------------
Browning-Ferris Industries, Inc.                 127,000      $    4,127,500
Waste Management, Inc.                           143,504           3,354,406
-------------------------------------------------------------------------------
                                                              $    7,481,906
-------------------------------------------------------------------------------

Financial - Miscellaneous -- 4.1%
-------------------------------------------------------------------------------
American Express Co.                             108,148      $    8,435,544
American General Corp.                            74,155           3,781,905
Capital One Financial Corp.                       16,000             730,000
Federal Home Loan Mortgage Corp.                 352,500          13,350,938
Federal National Mortgage Association            909,820          44,069,406
Household International, Inc.                     10,600           1,200,450
MGIC Investment Corp.                            210,000          12,665,625
Providian Financial Corp.                         64,455           2,384,835
Sunamerica, Inc.                                 668,524          24,025,081
Travelers, Inc.                                   90,676           6,347,320
-------------------------------------------------------------------------------
                                                              $  116,991,104
-------------------------------------------------------------------------------

Foods -- 2.7%
-------------------------------------------------------------------------------
CPC International, Inc.                            2,000      $      198,000
Earthgrains Co.                                    3,545             145,788
Flowers Industries, Inc.                         181,000           3,439,000
General Mills, Inc.                               17,500           1,155,000
Kellogg Co.                                       44,714           1,925,497
McCormick & Co., Inc.                            229,298           5,732,450
Pioneer Hi-Bred International, Inc.              149,900          13,734,588
Riviana Foods, Inc.+                             150,000           3,032,944
Sara Lee Corp.                                   269,972          13,802,319
Unilever ADR                                     490,000          26,153,750
WM. Wrigley, Jr. Co.                             106,580           7,713,728
-------------------------------------------------------------------------------
                                                              $   77,033,064
-------------------------------------------------------------------------------

Furniture and Appliances -- 0.8%
-------------------------------------------------------------------------------
Herman Miller, Inc.                               60,000      $    2,932,500
HON Inds, Inc.                                   254,202          13,123,178
HON Inds, Inc.+                                   67,465           3,477,656
Leggett & Platt, Inc.                             31,150           1,300,513
Leggett & Platt, Inc.+                            29,420           1,226,443
-------------------------------------------------------------------------------
                                                              $   22,060,290
-------------------------------------------------------------------------------

Health Services -- 1.1%
-------------------------------------------------------------------------------
Aetna, Inc.                                        4,821      $      342,592
Aetna, Inc.+                                      55,000           3,902,575
FPA Medical Management, Inc.*                    315,000           7,599,375
Healthsouth Corp.*                               146,000           3,732,125
Integrated Health Services, Inc.                  50,000           1,587,500
Medpartners, Inc.*                                17,696             450,142
Orthodontic Centers of America, Inc.+*           100,000           1,693,595
Pacificare Health Systems, Inc., Class B*         19,500           1,262,625
Quest Diagnostics, Inc.*                          15,625             260,742
Quorum Health Group, Inc.*                         6,893             167,143
Quorum Health Group, Inc.+*                       48,840           1,182,593
Response Oncology, Inc.*                          44,761             458,800
Sunrise Assisted Living, Inc.+*                  210,000           7,784,556
United Healthcare Corp.                           20,000             926,250
Vencor, Inc.*                                     25,600             691,200
-------------------------------------------------------------------------------
                                                              $   32,041,813
-------------------------------------------------------------------------------

Household Products -- 2.4%
-------------------------------------------------------------------------------
Blyth Industries, Inc.*                          222,000      $    5,522,250
Blyth Industries, Inc.+*                         300,000           7,434,516
Colgate-Palmolive Co.                             43,652           2,826,467
Fortune Brands, Inc.                               1,500              49,594
Gillette Co.                                     115,400          10,277,813
Kimberly-Clark Corp.                             138,060           7,170,491
Procter & Gamble Co.                             349,200          23,745,600
Rubbermaid, Inc.                                 463,920          11,163,075
-------------------------------------------------------------------------------
                                                              $   68,189,806
-------------------------------------------------------------------------------

Industrial Equipment -- 1.2%
-------------------------------------------------------------------------------
Dover Corp.                                      164,580      $   11,109,150
Dover Corp.+                                      23,000           1,550,171
Illinois Tool Works, Inc.                         81,010           3,984,679
Parker-Hannifin Corp.                            150,898           6,309,423
Regal Beloit Corp.                               265,000           7,121,875
Tecumseh Products Co. Class A                    108,145           5,610,022
Tecumseh Products Co. Class B                      5,000             261,250
-------------------------------------------------------------------------------
                                                              $   35,946,570
-------------------------------------------------------------------------------

Information Services -- 4.4%
-------------------------------------------------------------------------------
Automatic Data Processing, Inc.                  967,040      $   49,439,920
Computer Sciences Corp.+*                        140,000           9,916,353
Dun & Bradstreet Corp.                           107,256           3,063,500
Electronic Data Systems Corp.                    155,000           5,996,563
First Data Corp.                                 128,618           3,737,961
Paychex, Inc.                                     58,651           2,236,069
Reuters Holdings PLC ADR                         791,090          52,014,168
-------------------------------------------------------------------------------
                                                              $  126,404,534
-------------------------------------------------------------------------------

Insurance -- 6.6%
-------------------------------------------------------------------------------
Aegon, N.V. ADR                                   28,246      $    2,245,557
Allstate Corp.                                    20,208           1,676,001
American International Group, Inc.               429,950          43,881,721
AON Corp.                                         44,054           2,376,163
Berkshire Hathaway, Inc. Class A*                     50           2,185,000
Berkshire Hathaway, Inc. Class B*                     21              30,849
Chubb Corp.                                      101,050           6,694,563
General RE Corp.                                 192,446          37,947,946
Kansas City Life Insurance Co.                    35,400           3,115,200
Laboratory Holdings, Inc.                         35,960             899,000
Marsh & McLennan Cos., Inc.                      474,344          33,678,424
Mutual Risk Management Ltd.                      490,000          12,709,375
Progressive Corp.                                190,000          19,807,500
Protective Life Corp.                             34,012           1,798,385
Provident Companies, Inc.                         19,198             640,733
Safeco Corp.                                      12,122             577,310
St. Paul Cos., Inc.                              130,280          10,414,258
Torchmark Corp.                                  222,850           8,886,144
USF&G Corp.                                       15,005             303,851
-------------------------------------------------------------------------------
                                                              $  189,867,980
-------------------------------------------------------------------------------

Investment Services -- 0.7%
-------------------------------------------------------------------------------
Merrill Lynch & Co.                              242,983      $   16,431,725
Morgan Stanley Dean Witter Discover & Co.         23,704           1,161,496
T. Rowe Price Associates, Inc.                    20,500           1,358,125
-------------------------------------------------------------------------------
                                                              $   18,951,346
-------------------------------------------------------------------------------

Lodging and Gaming -- 0.0%
-------------------------------------------------------------------------------
ITT Corp.                                          1,892      $      141,309
-------------------------------------------------------------------------------
                                                              $      141,309
-------------------------------------------------------------------------------

Medical Products -- 6.6%
-------------------------------------------------------------------------------
Abbott Laboratories                              150,000      $    9,196,875
Allegiance Corp.                                  22,661             628,843
Ballard Medical Products+                        251,058           5,655,999
Bausch & Lomb, Inc.                              145,574           5,713,780
Baxter International, Inc.                       477,828          22,099,545
Becton Dickinson and Co.                           2,000              92,125
Boston Scientific Corp.*                         265,000          12,057,500
Dentsply International, Inc.                      42,000           1,191,750
Heartport, Inc.*                                  41,026           1,030,778
Henry Schein, Inc.+*                             225,700           7,408,758
Hillenbrand Industries, Inc.                     385,029          16,459,990
Johnson & Johnson Co.                            908,974          52,152,383
Marquette Medical Systems, Inc.*                  55,000           1,416,250
Medtronics, Inc.                                 832,516          36,214,446
Medtronics, Inc.+                                 29,472           1,280,109
Sofamor Danek Group, Inc.*                       173,000          11,915,375
United States Surgical Corp.                     150,000           4,040,625
-------------------------------------------------------------------------------
                                                              $  188,555,131
-------------------------------------------------------------------------------

Metals - Gold -- 0.0%
-------------------------------------------------------------------------------
Freeport-McMoran Copper & Gold, Inc. Class B       6,000      $      143,625
-------------------------------------------------------------------------------
                                                              $      143,625
-------------------------------------------------------------------------------
Metals - Industrial -- 0.5%
-------------------------------------------------------------------------------
Cyprus Amax Minerals Co.                          20,950      $      438,641
Inco, Ltd.                                       124,000           2,557,500
Nucor Corp.                                       40,000           2,090,000
Potash Corp. of Saskatchewan                     120,000           9,832,500
-------------------------------------------------------------------------------
                                                              $   14,918,641
-------------------------------------------------------------------------------

Natural Gas Utilities -- 0.2%
-------------------------------------------------------------------------------
NGC Corp.                                        290,000      $    5,510,000
Sonat, Inc.                                       27,200           1,249,500
-------------------------------------------------------------------------------
                                                              $    6,759,500
-------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 2.2%
-------------------------------------------------------------------------------
Baker Hughes, Inc.                                39,234      $    1,802,312
Dresser Industries, Inc.                          79,800           3,361,575
EVI, Inc.*                                        33,000           2,118,188
Halliburton Co.                                  177,400          10,577,475
Noble Drilling, Inc.*                            120,000           4,267,500
Patterson Energy, Inc.+                          100,000           5,478,200
Schlumberger Ltd.                                406,722          35,588,175
-------------------------------------------------------------------------------
                                                              $   63,193,425
-------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 1.0%
-------------------------------------------------------------------------------
Anadarko Petroleum Corp.                         246,000      $   18,019,500
Apache Corp.                                     186,440           7,830,480
Burlington Resources, Inc.                        38,125           1,865,742
Union Pacific Resources Group, Inc.               79,795           1,964,952
-------------------------------------------------------------------------------
                                                              $   29,680,674
-------------------------------------------------------------------------------

Oil and Gas - Integrated -- 1.5%
-------------------------------------------------------------------------------
Amoco Corp.                                       89,778      $    8,231,520
Atlantic Richfield Co.                            41,766           3,437,864
Chevron Corp.                                     55,600           4,611,325
Exxon Corp.                                      172,879          10,621,254
Mobil Corp.                                      186,368          13,569,920
Murphy Oil Corp.                                  29,700           1,720,744
-------------------------------------------------------------------------------
                                                              $   42,192,627
-------------------------------------------------------------------------------

Paper and Forest Products -- 0.9%
-------------------------------------------------------------------------------
Champion International Corp.                      61,687      $    3,404,351
Deltic Timber Corp.                                8,486             239,191
Fort James Corp.                                  26,401           1,047,790
Georgia-Pacific Corp.                            160,000          13,570,000
Mead Corp.                                        19,384           1,172,732
Union Camp Corp.                                  80,309           4,351,744
Weyerhauser Co.                                   61,755           2,948,801
-------------------------------------------------------------------------------
                                                              $   26,734,609
-------------------------------------------------------------------------------

Photography -- 0.1%
-------------------------------------------------------------------------------
Eastman Kodak Co.                                 31,698      $    1,897,918
-------------------------------------------------------------------------------
                                                              $    1,897,918
-------------------------------------------------------------------------------

Printing and Business Products -- 0.4%
-------------------------------------------------------------------------------
American Business Products, Inc.                 146,497      $    2,939,096
Bowne & Co., Inc.                                 89,970           3,137,704
Deluxe Corp.                                      51,750           1,694,813
John H. Harland Co.                               51,540           1,156,429
R.R. Donnelley & Sons Co.                         47,896           1,562,607
-------------------------------------------------------------------------------
                                                              $   10,490,649
-------------------------------------------------------------------------------

Publishing -- 2.2%
-------------------------------------------------------------------------------
Dow Jones & Co., Inc.                            465,000      $   21,622,500
Gannett Co., Inc.                                260,900          13,713,556
Houghton Mifflin Co.                             127,400           4,522,700
McGraw-Hill Companies, Inc.                      240,608          15,729,748
Times Mirror Co. Class A                         151,670           8,209,139
-------------------------------------------------------------------------------
                                                              $   63,797,643
-------------------------------------------------------------------------------

REITs -- 0.2%
-------------------------------------------------------------------------------
Redwood Trust, Inc.                               71,710      $    1,801,714
Rouse Co.                                        127,700           3,543,675
SLH Corp.*                                        26,970           1,375,470
-------------------------------------------------------------------------------
                                                              $    6,720,859
-------------------------------------------------------------------------------

Restaurants -- 1.1%
-------------------------------------------------------------------------------
Boston Chicken, Inc.*                             38,500      $      344,094
Brinker International, Inc.*                     354,000           4,956,000
McDonald's Corp.                                 263,100          11,790,169
Starbucks Corp.*                                 300,000           9,900,000
Tricon Global Restaurants*                       117,216           3,553,098
-------------------------------------------------------------------------------
                                                              $   30,543,361
-------------------------------------------------------------------------------

Retail - Food and Drug -- 2.1%
-------------------------------------------------------------------------------
Albertson's, Inc.                                974,744      $   35,943,685
CVS Corp.                                        330,000          20,233,125
Hannaford Brothers Co.                            30,849           1,166,478
Rite Aid Corp.                                     3,000             178,125
Safeway, Inc.*                                    50,000           2,906,250
-------------------------------------------------------------------------------
                                                              $   60,427,663
-------------------------------------------------------------------------------

Retail - General -- 2.0%
-------------------------------------------------------------------------------
Dollar Tree Stores, Inc.+*                       195,000      $    7,885,654
J.C. Penney Co., Inc.                            543,510          31,897,243
May Department Stores Co.                        104,008           5,603,431
Wal-Mart Stores, Inc.                            344,390          12,096,699
-------------------------------------------------------------------------------
                                                              $   57,483,027
-------------------------------------------------------------------------------

Retail - Specialty and Apparel -- 3.4%
-------------------------------------------------------------------------------
Burlington Coat Factory Warehouse                205,200      $    3,398,625
Burlington Coat Factory Warehouse+               338,400           5,596,343
Harcourt General, Inc.                           216,416          10,834,326
Home Depot, Inc.                                 989,500          55,040,938
Limited, Inc.                                    135,000           3,180,938
Lowe's Companies+                                 30,000           1,246,877
Republic Industries, Inc.                        343,457          10,131,982
The Pep Boys - Manny, Moe & Jack+                 35,476             892,211
Toys "R" Us, Inc.*                               121,325           4,132,633
Unifi, Inc.                                       50,000           1,921,875
-------------------------------------------------------------------------------
                                                              $   96,376,748
-------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 3.3%
-------------------------------------------------------------------------------
Corning, Inc.                                    125,000      $    5,640,625
Dexter Corp.                                      47,829           1,877,288
Ecolab, Inc.                                     678,768          32,283,903
Great Lakes Chemical Corp.                        62,780           2,950,660
International Flavors & Fragrances, Inc.         148,101           7,164,386
International Specialty Products, Inc.            59,000             881,313
Lam Research Corp.*                               83,000           2,998,375
Memtec Ltd. ADR                                   77,500           2,557,500
Millipore Corp.                                  626,440          24,509,465
Minnesota Mining & Manufacturing Co.              26,288           2,405,352
Nalco Chemical Co.                               196,020           7,840,800
Pall Corp.                                       216,000           4,468,500
-------------------------------------------------------------------------------
                                                              $   95,578,167
-------------------------------------------------------------------------------

Tobacco -- 0.1%
-------------------------------------------------------------------------------
Philip Morris Cos., Inc.                          30,000      $    1,188,750
Schweitzer-Mauduit International, Inc.             5,731             241,418
-------------------------------------------------------------------------------
                                                              $    1,430,168
-------------------------------------------------------------------------------

Transportation -- 0.6%
-------------------------------------------------------------------------------
Coach USA, Inc.*                                  94,666      $    2,816,314
Coach USA, Inc.+*                                 74,223           2,204,822
CSX Corp.                                          9,970             545,234
Heartland Express+*                              250,000           6,864,688
Union Pacific Corp.                               93,140           5,704,825
-------------------------------------------------------------------------------
                                                              $   18,135,883
-------------------------------------------------------------------------------

Trucks and Parts -- 0.1%
-------------------------------------------------------------------------------
Paccar, Inc.                                      46,602      $    2,100,003
-------------------------------------------------------------------------------
                                                              $    2,100,003
-------------------------------------------------------------------------------
Total Common Stocks
  (identified cost $1,718,891,645)                            $2,769,653,213
-------------------------------------------------------------------------------
Convertible Preferred Stocks -- 0.8%
Entertainment -- 0.8%
-------------------------------------------------------------------------------
Time Warner, Inc., Series J+(1)                  166,978      $   21,507,334
-------------------------------------------------------------------------------
                                                              $   21,507,334
-------------------------------------------------------------------------------

Financial - Miscellaneous -- 0.0%
-------------------------------------------------------------------------------
American General Corp., Series D                  21,474      $      946,198
-------------------------------------------------------------------------------
                                                              $      946,198
-------------------------------------------------------------------------------
Insurance -- 0.0%
-------------------------------------------------------------------------------
Aetna, Inc., Series C                                449      $       32,216
-------------------------------------------------------------------------------
                                                              $       32,216
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (identified cost $18,414,229)                               $   22,485,748
-------------------------------------------------------------------------------
Commercial Paper -- 4.3%
                                             Face Amount
Name of Company                             (000 omitted)      Value
-------------------------------------------------------------------------------
General Electric Capital Corp., 5.68%, 11/3/97   $74,713      $   74,677,636
Prudential Funding Corp., 5.56%, 11/5/97          48,000          47,948,083
-------------------------------------------------------------------------------
Total Commercial Paper
  (identified cost $122,625,719)                              $  122,625,719
-------------------------------------------------------------------------------
Total Investments -- 101.5%
  (identified cost $1,859,931,593)                            $2,914,764,680
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (1.5)%
                                                              $  (43,318,862)
-------------------------------------------------------------------------------
Net Assets -- 100.0%
                                                              $2,871,445,818
-------------------------------------------------------------------------------
ADR -- American Depositary Receipt.
  + Security exempt from registration under Rule 144A or Rule 145 of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, the value of these securities amounted to $224,896,884 or 7.8% of net assets.
  * Non-income producing security.
(1) Security valued using methods determined in good faith by or at the direction of the Trustees.

                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1997
-------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of October 31, 1997

Assets
-------------------------------------------------------------------------------

Investments, at value (Note 1A)
  (identified cost, $1,859,931,593)                           $2,914,764,680
Cash                                                                 113,692
Receivable for investments sold                                       70,718
Dividends and interest receivable                                  2,515,939
Tax reclaim receivable                                                38,097
Prepaid expenses                                                      97,457
Deferred organization expenses (Note 1C)                               6,704
-------------------------------------------------------------------------------
Total assets                                                  $2,917,607,287
-------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------
Payable for investments purchased                             $   46,013,234
Payable to affiliate --
  Trustees' fees (Note 2)                                              2,487
Accrued expenses                                                     145,748
--------------------------------------------------------------------------------
Total liabilities                                             $   46,161,469
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio     $2,871,445,818
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals       $1,816,612,731
Net unrealized appreciation of investments
  (computed on the basis of identified cost)                   1,054,833,087
--------------------------------------------------------------------------------
Total                                                         $2,871,445,818
--------------------------------------------------------------------------------

                       See notes to financial statements

Statement of Operations

For the Year Ended
October 31, 1997

Investment Income (Note 1F)
--------------------------------------------------------------------------------

Dividends (net of foreign taxes withheld of $207,276)         $   21,074,140
Interest income                                                    3,332,220
--------------------------------------------------------------------------------
Total income                                                  $   24,406,360
--------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                               $    9,455,900
Compensation of Trustees not members of the
  Investment Adviser's organization (Note 2)                          27,835
Custodian fee                                                        358,840
Legal and accounting services                                         87,829
Dividends on securities sold short (Note 1E)                          17,000
Amortization of organization expenses (Note 1C)                        7,726
Miscellaneous                                                         51,615
--------------------------------------------------------------------------------
Total expenses                                                $   10,006,745
--------------------------------------------------------------------------------
Net investment income                                         $   14,399,615
--------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)             $   51,570,685
  Securities sold short                                            1,066,894
--------------------------------------------------------------------------------
Net realized gain on investments                              $   52,637,579
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investment transactions (identified cost basis)             $  375,109,348
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  of investments                                              $  375,109,348
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments               $  427,746,927
--------------------------------------------------------------------------------
Net increase in net assets from operations                    $  442,146,542
--------------------------------------------------------------------------------

                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1997

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS   CONT'D
-------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                             Year Ended     Period Ended
in Net Assets                                   October 31,      October 31,
                                                      1997             1996*
--------------------------------------------------------------------------------

From operations --
  Net investment income                     $   14,399,615     $  3,104,708
  Net realized gain on investments              52,637,579        9,582,500
  Net change in unrealized appreciation
    (depreciation) of investments              375,109,348       70,637,961
--------------------------------------------------------------------------------
Net increase in net assets from operations  $  442,146,542     $ 83,325,169
--------------------------------------------------------------------------------
Capital transactions --
  Contributions                             $1,907,707,281     $871,076,582
  Withdrawals                                 (415,207,575)     (17,702,191)
--------------------------------------------------------------------------------
Net increase in net assets from capital
  transactions                              $1,492,499,706     $853,374,391
--------------------------------------------------------------------------------
Net increase in net assets                  $1,934,646,248     $936,699,560
--------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
At beginning of period                      $  936,799,570     $    100,010
--------------------------------------------------------------------------------
At end of period                            $2,871,445,818     $936,799,570
--------------------------------------------------------------------------------
* For the period from the start of business, December 1, 1995, to October 31, 1996.

                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1997

-------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
-------------------------------------------------------------------------------

Supplementary Data

                                                Year Ended     Period Ended
                                                October 31,      October 31,
                                                      1997             1996*
-------------------------------------------------------------------------------

Ratios to average daily net assets
-------------------------------------------------------------------------------
Expenses                                             0.56%            0.66%+
Net investment income                                0.81%            0.91%+
Portfolio Turnover                                     14%               6%
-------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $2,871,446         $936,800
Average commission rate (per share)(1)         $   0.0582         $ 0.0585
--------------------------------------------------------------------------------

  + Annualized.
  * For the period from the start of business, December 1, 1995, to October 31, 1996.
(1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the t otal number of shares purchased and sold during the fiscal year for which commissions were charged.

                       See notes to financial statements

Tax-Managed Growth Portfolio as of October 31, 1997

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on December 1, 1995, with the acquisition of investments with a value of $115,586,248, including unrealized appreciation of $96,618,064, in exchange for an interest in the Portfolio by one of the Portfolio's investors. During the period from the start of business, December 1, 1995 to October 31, 1996, additional investors contributed securities with a value of $639,241,121, including unrealized appreciation of $512,467,715. During the year ended October 31, 1997, additional investors contributed securities with a value of $860,796,038. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The polices are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  D Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  E Securities Sold Short -- The Portfolio may sell securities short where it owns an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. The Portfolio may do this in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The security sold short is segregated as collateral for the short position. The liability is marked to market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is realized when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

  F Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

  G Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of expenses on the Statement of Operations.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 1997 the adviser fee was 0.53% of the Portfolio's average net assets (annualized). Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1997, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

3 Investment Transactions
--------------------------------------------------------------------------------
  Purchases and sales of investments, other than short-term obligations, aggregated $831,449,166 and $172,736,800, respectively. In addition, investments having an aggregate market value of $70,856,186 at dates of withdrawal were distributed in payment for capital withdrawals resulting in capital gains for book purposes of $63,185,375.

4 Federal Income Tax Basis of Investment
--------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 1997, as computed on a federal income tax basis, are as follows:

  Aggregate cost                                             $1,859,931,593
  --------------------------------------------------------------------------
  Gross unrealized appreciation                              $1,056,938,628
  Gross unrealized depreciation                                  (2,105,541)
  --------------------------------------------------------------------------
  Net unrealized appreciation                                $1,054,833,087
  --------------------------------------------------------------------------

5 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio did not have any open obligations under these financial instruments at October 31, 1997.

6 Line of Credit
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 1997.

Tax-Managed Growth Portfolio as of October 31, 1997

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Investors
of Tax-Managed Growth Portfolio
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Growth Portfolio (the Portfolio) as of October 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets, and the supplementary data for the year ended October 31, 1997 and for the period from the start of business, December 1, 1995 to October 31, 1996. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio, as of October 31, 1997, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                          DELOITTE & TOUCHE LLP
                                          Boston, Massachusetts
                                          December 5, 1997

The Exchange Fund of Boston as of October 31, 1997
-------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

The Exchange Fund of Boston

Officers                                  Other Trustees

JAMES B. HAWKES                           LANDON T. CLAY
President, Trustee
                                          DONALD R. DWIGHT
JAMES L. O'CONNOR                         President, Dwight Partners, Inc.
Treasurer                                 Chairman, Newspapers of New England, Inc.

ALAN R. DYNNER                            SAMUEL L. HAYES, III
Secretary                                 Jacob H. Schiff Professor of Investment
                                          Banking, Harvard University Graduate School of
                                          Business Administration

                                          NORTON H. REAMER
                                          President and Director, United Asset
                                          Management Corporation

                                          JOHN L. THORNDIKE
                                          Formerly Director, Fiduciary Company Incorporated

                                          JACK L. TREYNOR
                                          Investment Adviser and Consultant

Tax-Managed Growth Portfolio

Officers                                  Other Trustees

JAMES B. HAWKES                           LANDON T. CLAY
President, Trustee
                                          DONALD R. DWIGHT
DUNCAN W. RICHARDSON                      President, Dwight Partners, Inc.
Vice President                            Chairman, Newspapers of New England, Inc.

JAMES L. O'CONNOR                         SAMUEL L. HAYES, III
Treasurer                                 Jacob H. Schiff Professor of Investment
                                          Banking, Harvard University Graduate School of
ALAN R. DYNNER                            Business Administration
Secretary
                                          NORTON H. REAMER
                                          President and Director, United Asset
                                          Management Corporation

                                          JOHN L. THORNDIKE
                                          Formerly Director, Fiduciary Company Incorporated

                                          JACK L. TREYNOR
                                          Investment Adviser and Consultant

INVESTMENT ADVISOR OF
TAX-MANAGED GROWTH PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA02110

ADMINISTRATOR OF THE EXCHANGE FUND OF BOSTON
Eaton Vance Management
24 Federal Street
Boston, MA 02110

CUSTODIAN
Investors Bank & Trust
200 Clarendon Street, 16th Floor
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA01581-5123

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




THE EXCHANGE FUND OF BOSTON
24 FEDERAL STREET
BOSTON, MA 02110


--------------------------------------------------------------------------------
       This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund.
--------------------------------------------------------------------------------




                                                                           12/97